STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	7
Beginning Date of Collection Period	1-Mar-04
End Date of Collection Period	31-Mar-04
Payment Date	20-Apr-04
Previous Payment Date	22-Mar-04

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	36,937,567.98
Available Payment Amount	36,717,341.03
Principal Collections	32,965,640.35
Interest Collections (net of servicing fee)	3,751,700.68
Collections of Interest (net of servicing fee and principal recoveries)	3,751,700.68
Servicing fee	220,226.95
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	36,937,567.98
Interest Paid to Certificates	512,343.14
Principal Paid to Certificates	36,204,997.89
Equity Certificate	-
Servicing Fee	220,226.95

Pool Balance
Begin Principal Balance	528,544,683.03
Principal Collections (including repurchases)	32,965,640.35
Additional Principal Reduction Amount	35,738.00
End Principal Balance	495,543,304.68

Collateral Performance
Cash Yield (% of beginning balance)	9.02%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.08%
Net Yield	8.94%
Cumulative Realized Losses	159,414.86
Cumulative Loss Percentage	0.02%
Delinquent Loans
one payment principal balance of loans	5,912,546.41
one payment number of loans	65
two payments principal balance of loans	1,459,344.99
two payments number of loans	18
three payments plus principal balance of loans	4,129,537.89
three payments plus number of loans	47
Two Payment-Plus Delinquency Percentage	1.13%
Two Payment-Plus Rolling Average	0.91%

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	8
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	507,048
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,029
Number outstanding end of period	5,736
Principal balance of REO as of the end of the collection period	451,324
Number of loans that went into REO during the collection period	3
Principal balance of loans that went into REO during the collection period	306,887

Overcollateralization
Begin OC Amount	100,358,437.36
OC Release Amount	0.00
Extra Principal Payment	3,203,619.54
End OC Amount	103,562,056.90

Target OC Amount	122,299,780.45
Interim OC Amount	100,358,437.36
Interim OC Deficiency	21,941,343.09

Monthly Excess Cashflow	3,203,619.54
Principal Payment Amount	32,965,640.35
Principal Collections	32,965,640.35
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Principal Balance as Percent of Total Original Note Balance	59.98%

Interest Calculations
1 month LIBOR	1.09000%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.44000%
Class A Pass-Through Rate	1.44000%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.72000%
Class M Pass-Through Rate	1.72000%
Available Funds Cap	10.46441%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	56.163282
2. Principal Payment per $1,000	55.403206
3. Interest Payment per $1,000	0.760076

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.44000%
2. Days in Accrual Period	29

3. Class A Interest Due	416,225.27
4. Class A Interest Paid	416,225.27
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	358,814,887.02
2. Class A Principal Due	30,339,349.66
3. Class A Principal Paid	30,339,349.66
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Balance, EOP	328,475,537.36

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.5998348
8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.6628594

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	56.311075
2. Principal Payment per $1,000	55.403206
3. Interest Payment per $1,000	0.907869

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.72000%
2. Days in Accrual Period	29

3. Class M Interest Due	96,117.87
4. Class M Interest Paid	96,117.87
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	69,371,358.65
2. Class M Principal Due	5,865,648.23
3. Class M Principal Paid	5,865,648.23
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Balance, EOP	63,505,710.42

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.5998348
8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1281537

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and Bank One,
National Association as Trustee, does hereby certify with respect to the information set forth below as follows:

1 Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2 Household Finance Corporation is, as of the date hereof, the
Servicer under the Sales and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4 This Certificate relates to the Payment Date occurring on April 20, 2004

5 As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date.

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of April, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer